UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2012

dELiA*s, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51648	20-3397172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 West 23rd Street, New York, New York 10010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 590-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 10, 2012, the independent members of the Board of Directors of dELiA*s, Inc. (the “Company”) approved the Company’s 2012 Management Incentive Plan (the “Plan”), which establishes a bonus pool for the payment of cash bonus awards, based upon the achievement of specified Earnings Before Interest, Taxes, Depreciation and Amortization, or EBITDA levels, calculated as described below, by the Company or, for certain employees, by one of its divisions for the fiscal year ending February 2, 2013 (“fiscal 2012”), to certain employees of the Company, including Walter Killough, Chief Executive Officer (Principal Executive Officer), David J. Dick, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer), and the Company’s two other named executive officers, Dyan Jozwick, President, dELiA*s Brand, and Marc G. Schuback, Senior Vice President, General Counsel and Secretary. Set forth below are the percentages of base salary each of the individuals named above would receive under the Plan for fiscal 2012 in the event that specified EBITDA levels are achieved:

Name	Threshold EBITDA	Target EBITDA	Stretch EBITDA
Walter Killough	45%	90%	180%
Dyan Jozwick	30%	60%	120%
David J. Dick	15%	30%	60%
Marc G. Schuback	15%	30%	60%

The threshold, target and stretch EBITDA levels were set by the independent members of our board of directors at specified amounts in excess of EBITDA levels contained in our internal, annual operating plan for fiscal 2012. EBITDA will be calculated by taking our Operating (Loss) Income and adding back the amounts of taxes, depreciation and amortization, impairment of goodwill and long-lived assets (if any) and stock-based compensation, in the case of bonuses based on the Company’s achievement of EBITDA levels, as set forth in our annual, audited consolidated statements of operations and consolidated statements of cash flows for fiscal 2012, and, in the case of bonuses based on a division’s achievement of EBITDA levels, as set forth in our internal statement of operations and statement of cash flows for fiscal 2012 for such division used in connection with the preparation of the Company’s annual audited consolidated financial statements. To the extent that EBITDA for fiscal 2012 exceeds any of the specified levels (other than Stretch), the bonus awards payable to each of the employees subject to the Plan, including individuals listed above, would be appropriately adjusted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

dELiA*s, Inc.

(Registrant)

Date: May 16, 2012	By:	/s/ David J. Dick

David J. Dick
Senior Vice President, Chief Financial
Officer and Treasurer